SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

TRUEBLUE, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON MAY 12, 2010

TRUEBLUE, INC. TRUEBLUE, INC. C/O COMPUTERSHARE 350 INDIANA STREET SUITE 750 GOLDEN, CO 80401

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 10, 2010
Date of Meeting: May 12, 2010 Time: 10:00 A.M. (PDT)
Location:	TrueBlue, Inc.
1015 A Street
Tacoma, WA 98402
You are receiving this communication because you hold shares in the above named company.

THIS IS NOT A BALLOT. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT AND FORM 10-K FORM OF PROXY

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2010 to facilitate timely delivery.

—  How To Vote  —
Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Voting Items

A	Election of Directors	B	Issues

1.	The Board of Directors recommends a vote FOR the following proposals.	The Board of Directors recommends a vote FOR the following proposals.

	Nominees: 1a. Steven C. Cooper 1b. Thomas E. McChesney 1c. Gates McKibbin 1d. Joseph P. Sambataro, Jr. 1e. Bonnie W. Soodik 1f. William W. Steele 1g. Robert J. Sullivan 1h. Craig E. Tall	2.	Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010.

		3.	Approval of the Company's 2010 Employee Stock Purchase Plan.

		4.	Approval of amendments to the Company's 2005 Long-Term Equity Incentive Plan.

		5.	As may be recommended by the Board of Directors, the Proxies are authorized to vote upon such other business as may properly come before the meeting.